UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2007
Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda		N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 18 Queen Street, Hamilton HM JX Bermuda	N/A

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Castlewood Holdings Limited
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.
ITEM 2.01. COMPLETION OF ACQUISITION.
ITEM 5.02. APPOINTMENT OF EXECUTIVE CHAIRMAN
ITEM 5.03. AMENDMENT TO MEMORANDUM OF ASSOCIATION AND BYE-LAWS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Second Amended and Restated Bye-Laws of Enstar Group Limited
Registration Rights Agreement
Indemnification Agreement, Dominic F. Silvester
Indemnification Agreement, Paul J. O'Shea
Indemnification Agreement, Nicholas A. Packer
Indemnification Agreement, J. Christopher Flowers
Indemnification Agreement, John J. Oros
Indemnification Agreement, Nimrod T. Frazer
Indemnification Agreement, Gregory L. Curl
Indemnification Agreement, Paul J. Collins
Indemnification Agreement, T. Wayne Davis
Indemnification Agreement, T. Whit Armstrong
Employment Agreement, John J. Oros
Text of Joint Press Release

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.
     In connection with the completion of the merger described in Item 2.01 below (the “Merger”), on January 31, 2007, Enstar Group Limited (formerly Castlewood Holdings Limited) (“Castlewood”) entered into a Registration Rights Agreement with certain of its shareholders identified as signatories thereto (the “Registration Rights Agreement”). The Registration Rights Agreement provides that, after the expiration of one year from the date of the Registration Rights Agreement, any of Trident II, L.P. (“Trident”) and certain of its affiliates, J. Christopher Flowers and Dominic F. Silvester may require that Castlewood effect the registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or any part of such holder’s registrable securities. Trident and its affiliates are entitled to make three requests and Messrs. Flowers and Silvester are each entitled to make two requests. The Registration Rights Agreement further provides that, after the expiration of 90 days from the date of the Registration Rights Agreement and prior to the first anniversary of such date, Trident has the right to require Castlewood to effect the registration of up to 750,000 shares of registrable securities. A description of the terms and conditions of the Registration Rights Agreement is set forth on pages 77 to 79 of the proxy statement/prospectus included in Castlewood’s Registration Statement on Form S-4 (File No. 333-135699) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on December 15, 2006; however, such description does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.
     Also on January 31, 2007 and in connection with the Merger, Castlewood entered into Indemnification Agreements with each of Dominic F. Silvester, Paul J. O’Shea, Nicholas A. Packer, J. Christopher Flowers, John J. Oros, Nimrod T. Frazer, Gregory L. Curl, Paul J. Collins, T. Wayne Davis and T. Whit Armstrong. Each individual is a member of Castlewood’s board of directors and Messrs. Silvester, O’Shea, Packer and Oros are also executive officers of Castlewood.
     Each Indemnification Agreement provides, among other things, that Castlewood will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under Castlewood’s governing documents, or any other agreement, any vote of the shareholders of Castlewood or any applicable law.

     The above description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreements attached hereto as Exhibits 10.2 through 10.11, which are incorporated herein by reference.
ITEM 2.01. COMPLETION OF ACQUISITION.
     On January 31, 2007, Castlewood completed the merger (the “Merger”) of CWMS Subsidiary Corp., a Georgia corporation and wholly-owned subsidiary of Castlewood (“CWMS”), with and into The Enstar Group, Inc., a Georgia corporation (“Enstar”), in accordance with an Agreement and Plan of Merger (the “Merger Agreement”) by and among Castlewood, CWMS and Enstar. As a result of the Merger, Enstar, renamed Enstar USA, Inc., is now a direct wholly-owned subsidiary of Castlewood.
     Prior to the Merger, Enstar owned an approximately 32% economic interest and 50% voting interest in Castlewood. Each of J. Christopher Flowers, John J. Oros, Nimrod T. Frazer and Cheryl D. Davis, officers and/or directors of Enstar, served as directors of Castlewood prior to the Merger. In addition, prior to the Merger, certain employees of Castlewood owned, directly or indirectly, a total of 115,139 shares of Enstar’s common stock, including 110,230 shares of common stock owned by Dominic Silvester, the Chief Executive Officer and a director, of Castlewood.
     In the Merger, holders of shares of Enstar common stock received one ordinary share of Castlewood for each share of Enstar common stock they owned immediately prior to the closing of the Merger. The aggregate consideration paid to former Enstar shareholders consisted of 5,739,384 ordinary shares of Castlewood. Prior to the Merger, Enstar paid a special dividend of $3.00 per share to its common stockholders of record on January 16, 2007.
     Each outstanding option to purchase shares of Enstar common stock granted under the Enstar stock plans prior to the Merger was assumed by Castlewood and converted into an option to purchase ordinary shares of Castlewood. The per share exercise price of each new option will be set at a ratio to the trading price of the ordinary shares of Castlewood immediately following the closing of the Merger that equals the ratio of the exercise price of the corresponding Enstar stock option to the trading price of the shares of Enstar common stock immediately prior to the closing of the merger. The number of Castlewood ordinary shares underlying the new option will be set so that the aggregate spread value of the new option approximately equals the spread value of the former Enstar stock option.
     Each restricted stock unit issued under Enstar’s Deferred Compensation and Stock Plan for Non-employee Directors that was outstanding immediately prior to the closing of the Merger will automatically convert from a right in respect of a share of Enstar common stock into a right in respect of one ordinary share of Castlewood.

     The ordinary shares of Castlewood issued in the Merger were registered under the Securities Act, pursuant to the Registration Statement. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the ordinary shares of Castlewood are deemed registered under Section 12(b) of the Exchange Act. Ordinary shares of Castlewood have been approved for listing on the Nasdaq Global Select Market and are expected to begin trading under the symbol “ESGR” on February 1, 2007. The description of ordinary shares of Castlewood contained under the captions “Description of New Enstar’s Share Capital — Ordinary Shares, — Non-Voting Convertible Ordinary Shares, — Preferred Shares, — Change of Control and Related Provisions of New Enstar’s Memorandum of Association and Bye-Laws, — Limitation on Voting Power of Shares, — Restrictions on Transfer, — Unissued Shares, — Classified Board of Directors, Vacancies and Removal of Directors, — Other Bye-Law Provisions” in the proxy statement/prospectus included in the Registration Statement is incorporated by reference herein.
     Enstar’s common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the Nasdaq Global Select Market. Enstar has delisted its common stock from the Nasdaq Global Select Market and will file a Form 15 with the SEC to terminate its registration under the Exchange Act of its common stock.
     In addition, immediately prior to the closing of the Merger, Castlewood completed a recapitalization pursuant to the terms set forth in that certain Recapitalization Agreement dated May 23, 2006, by and among Castlewood, Enstar, Trident and certain other shareholders of Castlewood (the “Recapitalization Agreement”). In connection with the recapitalization, Castlewood: (1) exchanged all of its outstanding shares for ordinary shares of Castlewood, (2) designated the initial Board of Directors of Castlewood immediately following the Merger; (3) repurchased certain shares of Castlewood held by Trident and its affiliates; (4) made payments totaling $5,076,000 to certain of Castlewood’s executive officers and employees, which payments are intended to provide the recipients with a cash incentive to remain with Castlewood following the Merger; and (5) purchased, through its wholly-owned subsidiary, Castlewood Limited, the shares of B.H. Acquisition Ltd., a Bermuda company, held by an affiliate of Trident. The Recapitalization Agreement restricts the transfer by the shareholders party thereto of ordinary shares of Castlewood received in the recapitalization for one year, subject to certain exceptions. The directors of Enstar, all of whom are now directors of Castlewood, have agreed to similar transfer restrictions on the ordinary shares of Castlewood that they received in the Merger. Pursuant to a prior agreement, Castlewood also has agreed to repurchase from two directors of Enstar, Messrs. T. Whit Armstrong and T. Wayne Davis, upon their request, during a 30-day period commencing January 15, 2007, at the then prevailing market price, such number of ordinary shares of Castlewood as provides an amount sufficient for Mr. Armstrong and Mr. Davis to pay taxes on compensation income resulting from the exercise of options by them on May 23, 2006 for 50,000 shares of Enstar common stock in the aggregate. Castlewood’s obligation to repurchase ordinary shares is limited to 25,000 ordinary shares from each of Mr. Armstrong and Mr. Davis.
     A copy of the joint press release announcing the completion of the Merger is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02. APPOINTMENT OF EXECUTIVE CHAIRMAN
     In connection with the Merger, Castlewood and its subsidiary, Castlewood (US) Inc., entered into an employment agreement with John J. Oros, a member of Castlewood’s board of directors. Pursuant to the agreement, Mr. Oros will serve as Executive Chairman of Castlewood.
     The employment agreement with Mr. Oros has an initial five-year term and, after the initial term ends, renews for additional one-year periods unless any party gives prior written notice to terminate the agreement. As compensation for his services, Mr. Oros will (1) receive a base salary of $282,500, (2) be eligible for incentive compensation under Castlewood’s incentive compensation programs and (3) will be entitled to certain employee benefits, including, a housing allowance, a life insurance policy in the amount of five times his base salary, medical, dental and long-term disability insurance, and payment of an amount equal to 10% of his base salary each year to his retirement savings plan.
     The agreement with Mr. Oros also provides that if Mr. Oros’ employment is terminated during the term of the agreement by Castlewood without “cause” or by Mr. Oros for “good reason” (in addition to accrued but unpaid compensation), (1) Mr. Oros would be entitled to receive a lump sum amount equal to three times the base salary payable to him and medical benefits for Mr. Oros and his spouse and dependents for three years; (2) each outstanding equity incentive award granted to Mr. Oros before, on or within three years after the merger will become immediately vested and exercisable on the date of termination and (3) if, for the year in which Mr. Oros’ employment is terminated, Castlewood achieves the performance goals established in accordance with any incentive plan in which he participates, Castlewood will pay an amount equal to the bonus that he would have received had he been employed by Castlewood for the full year. If there is a change of control of Castlewood during the term of the employment agreement and Mr. Oros’ employment is terminated within one year after such change of control by Castlewood without “cause” or by Mr. Oros for “good reason,” Mr. Oros will be entitled to the compensation described in the preceding sentence and each outstanding equity incentive award granted to him after the merger (regardless of whether granted within three years after the merger) will become immediately vested and exercisable on the date of termination.
     For purposes of the Mr. Oros’ employment agreement, “cause” generally means:
•	fraud or dishonesty in connection with Mr. Oros’ employment that results in a material injury to Castlewood;

•	conviction of any felony or crime involving fraud or misrepresentation;

•	Mr. Oros’ failure to perform his employment-related duties; or

•	material and continuing failure to follow reasonable instructions of Castlewood’s board of directors.

     For purposes of the Mr. Oros’ employment agreement, “good reason” means:
•	material breach of Castlewood’s obligations under the agreements;

•	relocation of Mr. Oros’ principal business office in Bermuda without his prior agreement; or

•	any material reduction in Mr. Oros’ duties or authority.
     Under the terms of Mr. Oros’ employment agreement, Mr. Oros agrees not to compete with Castlewood for the term of the employment agreement and, if his employment with Castlewood is terminated before the end of the initial five-year term, for a period of 18 months after his termination of employment.
     A copy of Mr. Oros’ employment agreement is attached hereto as Exhibit 10.12 and is incorporated herein by reference.
     Mr. Oros, 59, has served as a director of Enstar since March of 2000. Mr. Oros was named to the position of Executive Vice President of Enstar in March of 2000 and on June 6, 2001, Mr. Oros was named President and Chief Operating Officer. Before joining Enstar, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980 and was made a General Partner in 1986. Mr. Oros resigned from Goldman, Sachs & Co. in March 2000 to join Enstar. In February 2006, Mr. Oros became a Managing Director of J.C. Flowers & Co. LLC, which serves as investment advisor to J.C. Flowers II L.P., a newly-formed private equity fund. Mr. Oros has been a director of Castlewood since 2001.
     A complete description of transactions involving Castlewood and/or Enstar and Mr. Oros is set forth in “Certain Relationships and Related Transactions — Castlewood” and “Certain Relationships and Related Transactions — Enstar” on pages 182 through 185 of the proxy statement/prospectus included in the Registration Statement, which description is incorporated herein by reference.
ITEM 5.03. AMENDMENT TO MEMORANDUM OF ASSOCIATION AND BYE-LAWS.
     In connection with the transactions contemplated by the Recapitalization Agreement, immediately prior to the closing of the Merger, Castlewood formally changed its name to “Enstar Group Limited” and its Second Amended and Restated Bye-Laws became effective. A copy of Castlewood’s Second Amended and Restated Bye-Laws is attached hereto as Exhibit 3.1. The name change and the Second Amended and Restated Bye-Laws were adopted and approved by Castlewood’s shareholders in connection with their adoption and approval of the transactions contemplated by the Recapitalization Agreement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired:
The audited consolidated balance sheets of Enstar as of December 31, 2005 and December 31, 2004 and the consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of shareholders’ equity and consolidated statements of cash flows for each of the fiscal years ended December 31, 2005, December 31, 2004, and December 31, 2003, and the independent registered public accounting firm’s report related thereto are incorporated herein by reference from Enstar’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2005.
The unaudited consolidated balance sheet of Enstar as of September 30, 2006 and the condensed consolidated statements of earnings, condensed consolidated statements of comprehensive income, condensed consolidated statements of shareholders’ equity and condensed consolidated statements of cash flows for the three- and nine-month periods ended September 30, 2006 are incorporated herein by reference from Enstar’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.
(b) Pro Forma Financial Information:
The unaudited pro forma condensed combined financial statements of Castlewood and Enstar as of and for the year ended December 31, 2006 and as of September 30, 2006 and for the nine-month period then ended are incorporated herein by reference to the proxy statement/prospectus that forms a part of the Registration Statement.
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 23, 2006, as amended on November 21, 2006, by and among Castlewood Holdings Limited, CWMS Subsidiary Corp. and The Enstar Group Inc. (incorporated by reference to Exhibit 2.1 to the proxy statement/prospectus that forms a part of the Registration Statement on Form S-4 of Castlewood, as filed with the Securities and Exchange Commission and declared effective December 15, 2006).

2.2	Recapitalization Agreement, dated as of May 23, 2006, among Castlewood Holdings Limited, The Enstar Group, Inc. and the other parties signatory thereto (incorporated by reference to Exhibit 2.2 to the proxy statement/prospectus that forms a part of the Registration Statement on Form S-4 of Castlewood, as filed with the Securities and Exchange Commission and declared effective December 15, 2006).

3.1	Second Amended and Restated Bye-Laws of Enstar Group Limited (formerly Castlewood Holdings Limited).

10.1	Registration Rights Agreement, dated as of January 31, 2007, by and among Castlewood Holdings Limited, Trident II, L.P., Marsh & McLennan Capital Professionals Fund, L.P., Marsh & McLennan Employees’ Securities Company, L.P., J. Christopher Flowers, Dominic F. Silvester and the other parties thereto set forth on the Schedule of Shareholders attached thereto.

10.2	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Dominic F. Silvester.

10.3	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Paul J. O’Shea.

10.4	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Nicholas A. Packer.

10.5	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and J. Christopher Flowers.

10.6	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and John J. Oros.

10.7	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Nimrod T. Frazer.

10.8	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Gregory L. Curl.

10.9	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Paul J. Collins.

10.10	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and T. Wayne Davis.

10.11	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and T. Whit Armstrong.

10.12	Employment Agreement, dated January 31, 2007, by and among Castlewood Holdings Limited, Castlewood (US) Inc., and John J. Oros.

99.1	Text of the Joint Press Release of Enstar and Castlewood, dated January 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED
Date: January 31, 2007	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of May 23, 2006, as amended on November 21, 2006, by and among Castlewood Holdings Limited, CWMS Subsidiary Corp. and The Enstar Group Inc. (incorporated by reference to Exhibit 2.1 to the proxy statement/prospectus that forms a part of the Registration Statement on Form S-4 of Castlewood, as filed with the Securities and Exchange Commission and declared effective December 15, 2006).

2.2	Recapitalization Agreement, dated as of May 23, 2006, among Castlewood Holdings Limited, The Enstar Group, Inc. and the other parties signatory thereto (incorporated by reference to Exhibit 2.2 to the proxy statement/prospectus that forms a part of the Registration Statement on Form S-4 of Castlewood, as filed with the Securities and Exchange Commission and declared effective December 15, 2006).

3.1	Second Amended and Restated Bye-Laws of Enstar Group Limited (formerly Castlewood Holdings Limited).

10.1	Registration Rights Agreement, dated as of January 31, 2007, by and among Castlewood Holdings Limited, Trident II, L.P., Marsh & McLennan Capital Professionals Fund, L.P., Marsh & McLennan Employees’ Securities Company, L.P., J. Christopher Flowers, Dominic F. Silvester and the other parties thereto set forth on the Schedule of Shareholders attached thereto.

10.2	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Dominic F. Silvester.

10.3	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Paul J. O’Shea.

10.4	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Nicholas A. Packer.

10.5	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and J. Christopher Flowers.

10.6	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and John J. Oros.

10.7	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Nimrod T. Frazer.

10.8	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Gregory L. Curl.

10.9	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and Paul J. Collins.

10.10	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and T. Wayne Davis.

10.11	Indemnification Agreement, dated as of January 31, 2007, by and between Enstar Group Limited (formerly known as Castlewood Holdings Limited) and T. Whit Armstrong.

10.12	Employment Agreement, dated January 31, 2007, by and among Castlewood Holdings Limited, Castlewood (US) Inc., and John J. Oros.

99.1	Text of the Joint Press Release of Enstar and Castlewood, dated January 31, 2007.